                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.           )

 Filed by the registrant [X]
 Filed by a party other than the registrant [_]
 Check the appropriate box:
 [_]Preliminary proxy statement
 [_]Confidential, for use of the Commission only (as permitted by
     Rule 14a-6(e)(2))
 [X]Definitive proxy statement
 [_]Definitive additional materials
 [_]Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          FULTON FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the registrant)

Payment of filing fee (Check the appropriate box):
 [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.
 [_]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-
     6(i)(3).
 [_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

 (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------

 (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

 (5) Total fee paid:
     --------------

 [_]Fee paid previously with preliminary materials.

 [_]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 (1)  Amount previously paid:

--------------------------------------------------------------------------------

 (2)  Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

 (3) Filing party:

--------------------------------------------------------------------------------

 (4) Date filed:

--------------------------------------------------------------------------------

                         FULTON FINANCIAL CORPORATION

                                 P.O. BOX 4887
                                ONE PENN SQUARE
                         LANCASTER, PENNSYLVANIA  17604

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD May 2, 1996



TO THE SHAREHOLDERS OF FULTON FINANCIAL CORPORATION:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of FULTON FINANCIAL CORPORATION will be held on Thursday, May 2, 1996, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. To elect the seven nominees listed in the accompanying Proxy Statement for the terms specified.

     2. INCENTIVE STOCK OPTION PLAN. To approve an Incentive Stock Option Plan adopted by the Board of Directors and described in the accompanying Proxy Statement.

     3. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.


     Only those shareholders of record at the close of business on March 14, 1996 shall be entitled to be given notice of and to vote at the meeting.

     It is requested that you promptly execute the enclosed Proxy and return it in the enclosed postpaid envelope. You are cordially invited to attend the meeting. Your Proxy is revocable and may be withdrawn at any time before it is voted at the meeting.

     A copy of the Annual Report of Fulton Financial Corporation is enclosed.

                                   BY ORDER OF THE BOARD OF DIRECTORS
                                           WILLIAM R. COLMERY
                                                Secretary

Enclosures
March 26, 1996

                                PROXY STATEMENT

                     Dated and to be Mailed March 26, 1996

                          FULTON FINANCIAL CORPORATION
                                 P.O. BOX 4887
                                ONE PENN SQUARE
                         LANCASTER, PENNSYLVANIA  17604
                                 (717) 291-2411

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON May 2, 1996

                               TABLE OF CONTENTS

                                                          PAGE

GENERAL

     Introduction.........................................   2
     Date, Time and Place of Meeting......................   2
     Shareholders Entitled to Vote........................   2
     Purpose of Meeting...................................   2
     Solicitation of Proxies..............................   2
     Revocability and Voting of Proxies...................   2
     Voting of Shares and Principal Holders Thereof.......   3
     Shareholder Proposals................................   3
     Recommendations of the Board of Directors............   3

INFORMATION CONCERNING ELECTION OF DIRECTORS

     General Information..................................   3
     Information about Nominees and Continuing Directors..   4
     Meetings and Committees of the Board of Directors....  10
     Compensation of Directors............................  11
     Executive Officers...................................  11
     Executive Compensation...............................  11
     Transactions with Directors and Executive Officers...  16

APPROVAL OF THE INCENTIVE STOCK OPTION PLAN

     General Information..................................  16
     Summary of Plan......................................  16
     Recommendation of the Board of Directors.............  18

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS..........  18

ADDITIONAL INFORMATION....................................  18

OTHER MATTERS.............................................  18

EXHIBITS

     Exhibit A - Incentive Stock Option Plan..............  19


                                    GENERAL

INTRODUCTION
------------

     Fulton Financial Corporation, a Pennsylvania business corporation and registered bank holding company, was organized pursuant to a plan of reorganization adopted by Fulton Bank and implemented on June 30, 1982. On that date, Fulton Bank became a wholly-owned subsidiary of Fulton Financial Corporation and the shareholders of Fulton Bank became shareholders of Fulton Financial Corporation. Since that time, Fulton Financial Corporation has acquired other banks and currently owns the following subsidiary banks: Fulton Bank, Delaware National Bank, Farmers Trust Bank, FNB Bank, N.A., Great Valley Savings Bank, Hagerstown Trust Company, Lafayette Bank, Swineford National Bank and The Bank of Gloucester County. In addition, Fulton Financial Corporation has four direct, non-banking subsidiaries: Fulton Financial Realty Company (which owns or leases certain properties on which facilities of Fulton Bank and Farmers Trust Bank are located), Fulton Life Insurance Company (which reinsures credit life, health and accident insurance that is directly related to extensions of credit by subsidiary banks of Fulton Financial Corporation), Central Pennsylvania Financial Corp. (which owns certain non-banking subsidiaries holding interests in real estate) and FFC Management, Inc. (which holds certain investment securities).

     The meeting to which this Proxy Statement relates will be the fourteenth Annual Meeting of the shareholders of Fulton Financial Corporation.

Date, Time and Place of Meeting
-------------------------------

     The regular Annual Meeting of the shareholders of Fulton Financial Corporation will be held on Thursday, May 2, 1996, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania.

Shareholders Entitled to Vote
-----------------------------

     Only those shareholders of record at the close of business on March 14, 1996 shall be entitled to receive notice of and to vote at the meeting.

Purpose of Meeting
------------------

     The shareholders will be asked to consider and vote upon the following matters at the meeting: (i) to elect seven directors, (ii) to approve an Incentive Stock Option Plan, and (iii) to consider and vote upon such other business as may be properly brought before the meeting and any adjournment thereof.

Solicitation of Proxies
-----------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Fulton Financial Corporation for use at the Annual Meeting of shareholders to be held at 12:00 noon on Thursday, May 2, 1996, and any adjournments thereof.

     The expense of soliciting proxies will be borne by Fulton Financial Corporation. In addition to the use of the mails, directors, officers and employees of Fulton Financial Corporation and its subsidiaries may, without additional compensation, solicit proxies personally or by telephone.

Revocability and Voting of Proxies
----------------------------------

     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to William R. Colmery, Secretary of Fulton Financial

Corporation, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the seven nominees identified in this Proxy Statement and FOR the proposal to approve the Incentive Stock Option Plan. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Fulton Financial Corporation.

     Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan and for the account of employees who participate in the Employee Stock Purchase Plan will be voted in accordance with the instructions of each shareholder as set forth in his or her proxy. If a shareholder who participates in these plans does not return a proxy, the shares held for the shareholder's account by the Plan Agent will not be voted.

     Shares held for the account of employees of Fulton Financial Corporation and its subsidiaries who participate in Fund D of the Fulton Financial Corporation Employee Retirement Plan and 401(k) Plan will be voted by the Plan Trustee in accordance with the instructions of each participant as set forth in the separate voting instruction sheet sent to the participant with respect to such shares. Shares held under Fund D with respect to which no voting instructions are received by the Plan Trustee will be voted by the Plan Trustee FOR the election of the seven nominees identified in the Proxy Statement and FOR the proposal to approve the Incentive Stock Option Plan.

Voting of Shares and Principal Holders Thereof
----------------------------------------------

     At the close of business on March 14, 1996, which is the record date for determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment thereof, Fulton Financial Corporation had outstanding 29,944,946 shares of common stock. There is no other class of stock outstanding. As of the record date, 1,128,637 shares of Fulton Financial Corporation common stock were held by the Trust Department of Fulton Bank as sole fiduciary, 41,495 shares were held by the Trust Department of Farmers Trust Bank as sole fiduciary, 38,966 shares were held by the Trust Department of Lafayette Bank as sole fiduciary, 130,641 shares were held by the Trust Department of FNB Bank, N.A. as sole fiduciary and 179,475 shares were held by the Trust Department of Hagerstown Trust Company as sole fiduciary. The shares held by the Trust Departments of the foregoing banks as sole fiduciaries represent in the aggregate approximately 5.07 percent of the total shares outstanding and will be voted FOR the election of the seven nominees identified in this Proxy Statement and FOR the proposal to approve the Incentive Stock Option Plan.

     A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, except in cases where the vote of a greater number of shares is required by law or under the Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected to the Board of Directors. A majority of the votes cast is necessary to approve the Incentive Stock Option Plan.

     To the knowledge of Fulton Financial Corporation, no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of Fulton Financial Corporation.

Shareholder Proposals
---------------------

     Shareholder proposals intended to be presented at the 1997 Annual Meeting must be received at the executive offices of Fulton Financial Corporation at One Penn Square, Lancaster, Pennsylvania not later than December 9, 1996, in order to be included in the proxy statement and proxy form to be prepared by Fulton Financial Corporation in connection with the 1997 Annual Meeting.

Recommendations of the Board of Directors
-----------------------------------------

     The Board of Directors recommends that the shareholders vote FOR the election of the seven nominees identified in this Proxy Statement and FOR the proposal to approve the Incentive Stock Option Plan.



                  INFORMATION CONCERNING ELECTION OF DIRECTORS
                  --------------------------------------------


General Information
-------------------

     The Bylaws of Fulton Financial Corporation provide that the Board of Directors shall consist of not less than two nor more than thirty-five persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years, so that the term of office of one class of directors shall expire at the Annual Meeting each year. The Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

     A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until the next Annual Meeting of the shareholders and until a successor is elected and shall have qualified. There is a mandatory retirement provision in the Bylaws, which states that the office of a director shall be considered vacant at the Annual Meeting of shareholders next following the director's attaining the age of 70 years.

     David S. Etter, Henry N. Funk and John F. Garber, Jr. have reached the mandatory retirement age of 70 and, as required under the Bylaws, will be retiring from the Board of Directors as of the 1996 Annual Meeting.

     On February 29, 1996, Fulton Financial Corporation acquired The Bank of Gloucester County, which is headquartered in Woodbury, New Jersey. In connection with this acquisition, Fulton Financial Corporation will appoint Jeffrey G. Albertson, age 55, who is a director of The Bank of Gloucester County, to the Board of Directors of Fulton Financial Corporation at the regularly scheduled Board meeting in May. Mr. Albertson is an attorney with Albertson, Ward & McCaffrey.

     The Board of Directors has presently fixed the number of directors at twenty-four. There are seventeen continuing directors whose terms of office will expire at either the 1997 Annual Meeting or the 1998 Annual Meeting. The Board of Directors proposes to nominate the following seven persons for election to the Board of Directors for the terms specified below:

                   For a Term of Three Years - Class of 1999
                   -----------------------------------------

Patrick J. Freer                                Arthur M. Peters, Jr.
Robert D. Garner                                Stuart H. Raub, Jr.
J. Robert Hess                                  Mary Ann Russell
Carolyn R. Holleran

     Each of the above nominees is presently a director of Fulton Financial Corporation, except Patrick J. Freer. In addition, each nominee currently serves on one affiliate bank board and will continue to serve on such board as follows:
Mrs. Russell and Messrs. Garner, Hess and Raub - Fulton

Bank; Mrs. Holleran - Great Valley Savings Bank; Mr. Peters - FNB Bank, N.A.; and Mr. Freer -Farmers Trust Bank.

     In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of Fulton Financial Corporation may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

     Section 3 of Article II of the Bylaws of Fulton Financial Corporation requires that nominations, other than those made by or on behalf of the existing management of Fulton Financial Corporation, must be made in writing and must be delivered or mailed to the Chief Executive Officer of Fulton Financial Corporation not less than 14 days nor more than 50 days prior to the date of the Annual Meeting; provided, however, that if less than 21 days' notice of the meeting is given to the shareholders, such nominations must be mailed or delivered to the Chief Executive Officer of Fulton Financial Corporation not later than the close of business on the seventh day following the day on which notice of the meeting was mailed. The required notice must set forth the name, age, residence address and principal occupation of each nominee. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Information about Nominees and Continuing Directors
---------------------------------------------------

     Information concerning the seven persons to be nominated for election to the Board of Directors of Fulton Financial Corporation at the 1996 Annual Meeting and concerning the seventeen continuing directors is set forth below, including the number of shares of Fulton Financial Corporation common stock beneficially owned, directly or indirectly, as of February 1, 1996 by each of them. Unless otherwise indicated in a footnote, shares shown as beneficially owned by each nominee or continuing director are held either (i) individually by the person indicated, (ii) individually by the person's spouse or children living in the same household, (iii) jointly with the person's spouse or children living in the same household, or (iv) in the name of a bank, broker or nominee for the account of the person or the person's spouse. No nominee or continuing director owns beneficially more than one percent of the outstanding common stock of Fulton Financial Corporation. Years of service as a director include service as a director of Fulton Bank prior to the formation of Fulton Financial Corporation.

                                   NOMINEES
                                   --------

                                 CLASS OF 1999
                                 -------------
                               (Three Year Term)

               (picture of Patrick J. Freer appears here)
               PATRICK J. FREER, age 46.  Vice President, Strickler
               Insurance Agency, Inc. (insurance broker).  Shares of     stock
               beneficially owned:  20,036/1/.

               (picture of Robert D. Garner appears here)
               ROBERT D. GARNER, age 62. Chairman of the Board, Fulton Financial Corporation. Director since 1981. Shares of stock beneficially owned: 39,994/2/. Mr. Garner has the right to acquire an additional 47,851 shares pursuant to the exercise of stock options.

               (picture of J. Robert Hess appears here)
               J. ROBERT HESS, age 61. President, Lancaster Malleable Castings Company (manufacturer of malleable iron castings). Director since 1977. Shares of stock beneficially owned: 69,344/3/.

               (picture of Carolyn R. Holleran appears here)
               CAROLYN R. HOLLERAN, age 57 Partner, Jerlyn Associates (real estate investments). Director since 1994. Shares of stock beneficially owned: 2,543.

               (picture of Arthur M. Peters, Jr. appears here)
               ARTHUR M. PETERS, JR., age 67. Attorney. Director since 1990. Shares of stock beneficially owned: 107,924.

               (picture of Stuart H. Raub, Jr. appears here)
               STUART H. RAUB, JR., age 62. President, Industrial Piping Systems, Inc. (distributor of industrial piping and related items). Director since 1981. Shares of stock beneficially owned:
               13,468.

               (picture of Mary Ann Russell appears here)
               MARY ANN RUSSELL, age 60. President and Chief Executive Officer, Maple Farm, Inc. (provider of health care services). Director since 1991. Shares of stock beneficially owned: 6,276.

                              CONTINUING DIRECTORS
                              --------------------

                                 CLASS OF 1997
                                 -------------

               (picture of Thomas D. Caldwell, Jr. appears here)
               THOMAS D. CALDWELL, JR., age 67. Attorney, Caldwell & Kearns, P.C. (law firm). Director since 1982. Shares of stock beneficially owned: 55,008. The law firm of Caldwell & Kearns, P.C., Harrisburg, Pennsylvania, has provided legal services to Fulton Bank for many years and is expected to continue to do so in the future.

               (picture of Harold D. Chubb appears here)
               HAROLD D. CHUBB, age 63. Retired Director of Finance, Brethren in Christ Denomination in North America. Director since 1975. Shares of stock beneficially owned: 18,093/4/.

               (picture of William H. Clark, Jr. appears here)
               WILLIAM H. CLARK, JR., age 63. Partner, Clark, Lauer & Schaeffer (certified public accountants). Director since 1987. Shares of stock beneficially owned: 5,170.

               (picture of Rufus A. Fulton, Jr. appears here)
               RUFUS A. FULTON, JR., age 55. President and Chief Executive Officer, Fulton Financial Corporation. Director since 1984. Shares of stock beneficially owned: 33,268/5/. Mr. Fulton has the right to acquire an additional 73,199 shares pursuant to the exercise of stock options.

               (picture of Eugene H. Gardner appears here)
               EUGENE H. GARDNER, age 60. President, Gardner Investments (investment advisor). Director since 1981. Shares of stock beneficially owned: 12,205/6/.

               (picture of Daniel M. Heisey appears here)
               DANIEL M. HEISEY, age 47. Vice President, Fulton Bank. Director since 1993. Shares of stock beneficially owned: 112,175.

               (picture of Clyde W. Horst appears here)
               CLYDE W. HORST, age 57. Chairman and Chief Executive Officer, The Horst Group, Inc. (diversified holding company). Director since 1978. Shares of stock beneficially owned: 26,766.

               (picture of William E. Rusling appears here)

               WILLIAM E. RUSLING, age 66. Retired President, Hercules Cement Company (manufacturer of cement). Director since 1990. Shares of stock beneficially owned: 25,449.

                                 CLASS OF 1998
                                 -------------

               (picture of James P. Argires appears here)
               JAMES P. ARGIRES, M.D., age 64. President, Lancaster Neurosurgical Associates (neurosurgeon). Director since 1974. Shares of stock beneficially owned: 10,287.

               (picture of Donald M. Bowman, Jr. appears here)
               DONALD M. BOWMAN, JR., age 57. Chairman, D. M. Bowman, Inc. (trucking company). Director since 1994. Shares of stock beneficially owned: 165,950/7/.

               (picture of Richard F. Erdley appears here)
               RICHARD F. ERDLEY, age 58. Chairman and Chief Executive Officer, Swineford National Bank. Director since 1986. Shares of stock beneficially owned: 7,083. Mr. Erdley has the right to acquire an additional 28,941 shares pursuant to the exercise of stock options.

               (picture of Frederick B. Fichthorn appears here)
               FREDERICK B. FICHTHORN, age 62. President, F & M Hat Company (manufacturer and distributor of felt and straw hats). Director since 1993. Shares of stock beneficially owned: 41,703.

               (picture of Bernard J. Metz, Sr. appears here)
               BERNARD J. METZ, SR., age 67. Chairman, Metz Company (distributor of mechanical air handling systems). Director since 1992. Shares of stock beneficially owned: 6,936.

               (picture of Donald E. Ruhl appears here)
               DONALD E. RUHL, age 62. President, Jacob H. Ruhl, Inc. (insurance brokers). Director since 1983. Shares of stock beneficially owned: 23,656.


               (picture of John O. Shirk appears here)
               JOHN O. SHIRK, age 52. Partner, Barley, Snyder, Senft & Cohen (law firm). Director since 1983. Shares of stock beneficially owned: 16,033/8/. The law firm of Barley, Snyder, Senft & Cohen, Lancaster, Pennsylvania, has provided legal services to Fulton Financial Corporation and its subsidiaries for many years and is expected to continue to do so in the future. Mr. Shirk also serves as a director of Irex Corporation, which is subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

               (picture of James K. Sperry appears here)
               JAMES K. SPERRY, age 63. Executive Vice President, Fulton Financial Corporation, and Chairman of the Board and Chief Executive Officer of Fulton Bank. Director since 1984. Shares of stock beneficially owned: 24,211/9/. Mr. Sperry has the right to acquire an additional 65,782 shares pursuant to the exercise of stock options.

               (picture of Kenneth G. Stoudt appears here)
               KENNETH G. STOUDT, age 52. President, Corporate Healthcare Strategies, Inc. (employee benefit consulting company). Director since 1987. Shares of stock beneficially owned: 23,230.

     As of February 1, 1996, Fulton Financial Corporation's directors and officers, as a group, owned of record and beneficially 1,187,485/10/ shares of Fulton Financial Corporation common stock, representing 4.15/10/ percent of such shares then outstanding.

     Section 16(a) of the Securities Exchange Act of 1934 requires Fulton Financial Corporation's directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Fulton Financial Corporation. To the knowledge of Fulton Financial Corporation, all
Section 16(a) filing requirements applicable to its directors and executive officers have been complied with.

                                   Footnotes
                                   ---------

     /1/  Includes 14,661 shares held by Strickler Insurance Agency, Inc.

     /2/  Includes 13,936 shares held in the Corporation's retirement plan.

     /3/  Includes 53,014 shares held by Lancaster Malleable
          Castings Company. Mr. Hess disclaims beneficial ownership of any of these shares beyond his pro rata interest in the company.

     /4/  Includes 2,220 shares held as custodian for grandchildren.

     /5/  Includes 9,274 shares held in the Corporation's retirement plan.

     /6/  Includes 7,101 shares held in a trust.

     /7/  Includes 15,691 shares held by Bowman Sales & Equipment, Inc.
          and 31,873 shares held by D.M. Bowman, Inc., Profit Sharing Trust.

     /8/  Includes 984 shares held in a trust.

     /9/  Includes 9,380 shares held in the Corporation's retirement plan.

     /10/ Includes 304,590 shares issuable upon the exercise of stock options, which shares have been treated as outstanding shares for purposes of calculating the percentage of outstanding shares owned by directors and officers as a group.

Meetings and Committees of the Board of Directors
-------------------------------------------------

     The Board of Directors of Fulton Financial Corporation has a standing Audit Committee, but does not have a standing Nominating Committee or Compensation Committee. Fulton Bank has a standing Compensation Committee, which has been acting on behalf of Fulton Financial Corporation and will continue to do so until a Fulton Financial Corporation Compensation Committee is appointed. The Board of Directors of Fulton Financial Corporation also has a standing Executive Committee.

     The functions of the Executive Committee of the Board of Directors of Fulton Financial Corporation include, among other things, consideration of compensation for executive officers of Fulton Financial Corporation and Fulton Bank and chief executive officers of the other subsidiary banks and presentation of salary recommendations to the Board of Directors for approval. Members of the Executive Committee during 1995 were Kenneth G. Stoudt, Chairman, Mrs. Russell and Messrs. Caldwell, Etter, Fulton, Garner, Hess and Peters. In 1995, Mr. Fulton was Chief Executive Officer of Fulton Financial Corporation. The Executive Committee met six times during 1995.

     Members of the Audit Committee during 1995 were David S. Etter, Chairman, Mrs. Holleran and Messrs. Bowman, Chubb, Clark, Fichthorn, Funk, Metz, Peters and Rusling. The Audit Committee met eight times during the year. The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors; reviewing with management and independent public accountants the basis for the reports issued by Fulton Financial Corporation pursuant to federal and state regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes, audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any reportable conditions or weakness, and the institution's compliance with laws and regulations; overseeing the internal audit function; reviewing regulatory examination reports and management's responses thereto; and reviewing periodic reports from the loan review function.

     Members of the Compensation Committee of Fulton Bank during 1995 were Stuart H. Raub, Jr., Chairman, and Messrs. Garber, Gardner, Hess, Horst and Ruhl. Messrs. Fulton and Sperry serve as ex-officio members of this Committee. The Committee met twelve times during the year to review benefit and salary administration programs. The Committee also reviews increases in salaries for officers and staff members of Fulton Financial Corporation and Fulton Bank except for the executive officers of these institutions, and makes recommendations in this regard to the Board of Directors.

     There were ten meetings of the Board of Directors of Fulton Financial Corporation and twenty-six meetings of committees of the Boards of Directors of Fulton Financial Corporation and Fulton Bank during 1995. The following directors attended fewer than 75 percent of the aggregate number of meetings of the Board of Directors and of the various committees on which they served: James
P. Argires, John F. Garber, Jr. and Clyde W. Horst.



Compensation of Directors
-------------------------

     Each member of the Board of Directors of Fulton Financial Corporation is paid an annual fee of $7,500 for his or her services as a director, except that no fee is paid to any director who is also a salaried officer of Fulton Financial Corporation or one of its subsidiary banks. Certain directors have elected to participate in the Fulton Financial Corporation Deferred Compensation Plan, under which a director may elect not to receive the normal director's fees when earned, but instead, to receive them, together with interest, in a lump sum or in installments over a period of up to twenty (20) years following retirement.

Executive Officers
------------------

     The following persons are the executive officers of Fulton Financial
Corporation:

     Name               Age         Office Held and Term of Office
     ----               ---         ------------------------------


Rufus A. Fulton, Jr.    55    President and Chief Executive Officer of Fulton
                              Financial Corporation since January 1993;
                              previously President, Executive Vice President and
                              Vice President of Fulton Financial Corporation and
                              Executive Vice President and Senior Vice President of Fulton Bank. Member of Senior Management of
                              Fulton Financial Corporation.

James K. Sperry         63    Executive Vice President of Fulton Financial
                              Corporation and Chairman of the Board and Chief
                              Executive Officer of Fulton Bank since January
                              1993; previously Vice President of Fulton
                              Financial Corporation and President, Executive
                              Vice President and Senior Vice President of Fulton
                              Bank.  Member of Senior Management of Fulton
                              Financial Corporation and Fulton Bank.

R. Scott Smith, Jr.    48     Executive Vice President of Fulton Financial
                              Corporation and President and Chief Operating

                              Officer of Fulton Bank since January 1993;
                              previously Senior Executive Vice President,
                              Executive Vice President, Senior Vice President and Vice President of Fulton Bank. Member of Senior Management of Fulton Financial Corporation and Fulton Bank.

Charles J. Nugent       47    Executive Vice President and Chief Financial
                              Officer of Fulton Financial Corporation since
                              November 1992; previously Senior Vice President,
                              Chief Financial Officer and Treasurer of First
                              Peoples Financial Corporation (New Jersey).
                              Member of Senior Management of Fulton Financial
                              Corporation.

Executive Compensation
----------------------

     The following Summary Compensation Table shows all compensation paid by Fulton Financial Corporation for services rendered during the past three fiscal years by the Chief Executive Officer and each of the most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 1995.



                                                     SUMMARY COMPENSATION TABLE
 -----------------------------------------------------------------------------------------------------------------------------------
                                                     Annual Compensation                               Long-Term
------------------------------------------------------------------------------------------------------------------------------------

        Name and                     Year                  Salary                    Bonus          Options         All Other
                                     ----                  ------            -------------          -------     -----
    Principal Position                                                                                           Compensation*
---------------------------                                                                                      -------------------

------------------------------------------------------------------------------------------------------------------------------------

Rufus A. Fulton, Jr.,                1995                $361,129.60         $20,834.40             11,000     $54,169.44
President and Chief                  1994                $312,963.04         $12,037.04             10,997     $46,944.46
Executive Officer                    1993                $266,677.04         $10,185.60             10,999     $30,000.00


------------------------------------------------------------------------------------------------------------------------------------

James K. Sperry,                     1995                $236,286.00***      $13,632.00              8,800     $35,729.28
Executive Vice President             1994                $221,482.00**       $ 8,518.46              8,798     $33,305.62
                                     1993                $207,037.48         $ 7,962.98              8,936     $30,000.00


------------------------------------------------------------------------------------------------------------------------------------

R. Scott Smith, Jr.,                 1995                $221,499.20         $12,778.80              8,250     $33,224.88
Executive Vice President             1994                $192,592.66         $ 7,407.41              8,248     $28,888.90
                                     1993                $169,444.66         $ 6,629.99              8,249     $25,481.41


------------------------------------------------------------------------------------------------------------------------------------

Charles J. Nugent,                   1995                $165,630.40         $ 9,555.60              7,425     $24,844.56
Executive Vice President             1994                $141,555.70         $ 5,444.45              7,423     $21,233.35
and Chief Financial Officer          1993                $120,829.45         $ 4,615.40              6,874         -0-

====================================================================================================================================

* Amounts accrued under the Fulton Financial Corporation Retirement Plans for the account of each named executive officer.
** Includes $15,000, the receipt of which has been deferred pursuant to the Deferred Compensation Plan for Senior Management.
*** Includes $35,000, the receipt of which has been deferred pursuant to the Deferred Compensation Plan for Senior Management.

                    STOCK OPTION GRANTS IN FISCAL YEAR 1995




                                                                                     Potential Realized Value
                                                                                     at Assumed Annual Rates
                                                                                     of Stock Price
                                  % of Total                                         Appreciation for Option
                                   Options      Exercise  or                         Term
                        Options    Granted       Base Price
        Name            Granted  To Employees    Per Share    Expiration Date          5%                10%
----------------------  -------  ------------   ------------  ---------------        -----------------------
Rufus A. Fulton, Jr.     11,000      9.80%         $18.125     June 30, 2005         $125,385.70       $317,751.50

James K. Sperry           8,800      7.84%         $18.125     June 30, 2005         $100,308.56       $254,201.20


R. Scott Smith, Jr.       8,250      7.35%         $18.125     June 30, 2005         $ 94,039.27       $238,313.62


Charles J. Nugent         7,425          6.62%       $18.125   June 30, 2005           84,635.34       $214,482.26

             AGGREGATED STOCK OPTION EXERCISES IN FISCAL YEAR 1995
                       AND FISCAL YEAR END OPTION VALUES

                                                                     Value of
                                                                    Unexercised
                                                      Number of    In-the-Money
                               Shares                Unexercised      Options
                              Acquired                Options at        at
                                 on        Value     Fiscal Year    Fiscal Year
           Name               Exercise    Realized       End*          End*
---------------------------  ----------  ----------  ------------  ------------
Rufus A. Fulton, Jr.                                       79,656    $430,257.53
James K. Sperry                                            74,485    $433,714.19
R. Scott Smith, Jr.               3,000  $18,840.00        67,095    $436,750.93
Charles J. Nugent                                          21,722    $ 57,907.24

               * All options are currently exercisable.

              Executive Committee Report on Executive Compensation
              ----------------------------------------------------

     Compensation for executive officers of Fulton Financial Corporation is determined by the Board of Directors after receiving recommendations from the Executive Committee based upon external salary comparisons and individual performance. In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 1995, the Executive Committee retained Towers Perrin, a consultant on executive compensation, to assess the current executive compensation program and to design a performance-based incentive program. Towers Perrin met with the Committee on several occasions to review the results of a competitive assessment, outline incentive program alternatives and present recommendations. To establish competitive compensation levels, Towers Perrin used the following four sources of competitive information:

     - SNL Executive Compensation Review of Commercial Banks: peer group of 20 comparably-sized banks.
     -         Towers Perrin's Banking Survey of Executive Positions:
               survey of over 80 banks.
     -         Bank Administration Institute Survey: survey of 797 banks.
     -         Confidential Survey: survey of 325 banks.

     Overall, Towers Perrin's analysis found that Fulton Financial Corporation's cash compensation levels for the executive management group are below competitive norms, particularly at the higher executive levels. Specifically the analysis showed that:

     - Base salaries fall, on average, between the 25th and 50th percentiles of the market.
     - Total cash compensation levels are significantly below competitive norms, due to the lack of an executive management incentive plan.
     - Stock option grant levels are, for most senior managers, below competitive norms.

     Based on the results of the competitive base salary analysis and the assessment of internal equity relationships, the Board of Directors on September 19, 1995 approved executive management tiers and corresponding base salary ranges. The Executive Committee placed great emphasis on the peer group information, because the Committee believes that Fulton Financial Corporation must offer competitive salaries in order to attract and retain qualified executive officers.

     In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 1995, the Executive Committee also considered the individual performance factors described in this paragraph. With regard to the compensation paid to executive officers other than the Chief Executive Officer, the Executive Committee considered information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, and salary history during the past five years. With regard to the compensation paid to the Chief Executive Officer, the Executive Committee considered his performance level, the results of management decisions made by him, and the earnings of Fulton Financial Corporation during the previous year. The Executive Committee did not assign a particular weight to any of the foregoing individual performance factors, nor did it establish specific target levels for individual performance or corporate earnings. The compensation recommendations of the Executive Committee were based on its overall subjective assessment of the value of the services provided by each executive officer to Fulton Financial Corporation, after giving careful consideration to the peer group compensation information described above and the individual performance factors discussed in this paragraph.

     The peer group of bank holding companies chosen by the Executive Committee for purposes of making a comparative analysis of executive compensation does not include all of the same bank holding companies that are incorporated in the peer group established to compare shareholder returns, as indicated in the Performance Graph included in this Proxy Statement. The major difference between the two peer groups is that the peer group chosen for executive compensation analysis includes bank holding companies from different regions of the Eastern United States that are deemed to be potential competitors with Fulton Financial Corporation in attracting executive talent, while the peer group chosen for shareholder return analysis includes only bank holding companies that are located in the Middle Atlantic region, because that region is the market area for virtually all of Fulton Financial Corporation's business activities. Both peer groups include bank holding companies that are comparable to Fulton Financial Corporation in terms of asset size, although they are not necessarily comparable in terms of financial performance. The peer group of bank holding companies chosen for shareholder return analysis has changed from that used in last year's proxy statement because mergers and acquisitions in 1995 caused the number of bank holding companies in the peer group to be reduced to only three companies.

     Pursuant to an Incentive Stock Option Plan approved by the Board of Directors and the shareholders in 1986, Fulton Financial Corporation is authorized to award incentive stock options and non-qualified stock options to key employees of Fulton Financial Corporation and its subsidiaries. These stock options enable the recipients to purchase Fulton Financial Corporation common stock at the prices designated in the awarded options. The awards of stock options made to the executive officers of Fulton Financial Corporation during 1995 were determined by the Board of Directors based on the recommendations of the Executive Committee. In making such recommendations, the Executive Committee considered the profitability of Fulton Financial Corporation as well as information provided by the Chief Executive Officer concerning each executive officer's level of individual performance and contribution to the organization. The Executive Committee did not establish specific target levels for individual performance or corporate profitability. The Committee believes, however, that awards of stock options and bonuses are an appropriate means of compensating executive officers based on the performance of Fulton Financial Corporation.

                              EXECUTIVE COMMITTEE
                              -------------------

          Kenneth G. Stoudt, Chairman         Robert D. Garner
          Thomas D. Caldwell, Jr.             J. Robert Hess
          David S. Etter                      Arthur M. Peters, Jr.
          Rufus  A. Fulton, Jr.*              Mary Ann Russell

*During 1995, Mr. Fulton was Chief Executive Officer of Fulton Financial Corporation.

                               Performance Graph
                               -----------------

          The following graph shows cumulative investment returns to shareholders based on the assumptions that (A) an investment of $100 was made on December 31, 1990, in each of the following: (i) Fulton Financial Corporation common stock, (ii) the stock of all United States companies traded on the NASDAQ Stock Market, (iii) common stock of the peer group of Middle Atlantic regional bank holding companies with total assets at September 30, 1995 from $1.1 to 6.1 billion, and (iv) common stock of Fulton Financial Corporation's former peer group of Middle Atlantic regional bank holding companies, and (B) all dividends were reinvested in such securities over the past five years.

               Comparison of Five Year-Cumulative Total Returns

                         Fulton Financial Corporation


                      (Performance Graph appears here --
                  This graph compares the five year cumulative return of Fulton Financial Corporation to NASDAQ and two peer groups. Descriptions of these groups and comparative total returns are shown below)

     Legend         Description
     ------         -----------
     FFC            FULTON FINANCIAL CORPORATION
     NASDAQ         NASDAQ Stock Market (US Companies)
     New Peer       Self-Determined Peer Group consisting of all bank holding companies with assets of $1.1
                       - 6.1 billion at 9/30/95 with corporate headquarters in PA, MD, NJ and DE and not under merger agreement
     Old Peer       The former self-determined Peer Group consisting of all bank holding companies traded on NASDAQ with assets of $3 - 5 billion at 12/31/94 with corporate headquarters in
                       PA, MD, NJ and DE and not under merger agreement

     Notes:
     ------

          A. The lines represent yearly index levels derived from compounded daily returns that include all dividends.
          B. If the yearly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
          C.   The index level for all series was set to 100.0 on 12/31/90.

==========================================================================
              12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
              --------  --------  --------  --------  --------  --------
--------------------------------------------------------------------------
  FFC           100.00    131.30    168.38    200.22    219.36    265.64
--------------------------------------------------------------------------
  NASDAQ        100.00    160.56    186.86    214.51    209.68    296.30
--------------------------------------------------------------------------
  New Peer      100.00    143.91    190.71    213.68    212.10    269.93
--------------------------------------------------------------------------
  Old Peer      100.00    144.54    169.90    186.77    179.72    224.36
==========================================================================

                 Severance Agreements and Survivors' Benefits
                 ---------------------------------------------

          Fulton Financial Corporation has entered into severance agreements with Messrs. Fulton, Sperry, Smith and Nugent (the "Executives"). Under the terms of those agreements, certain limited severance benefits are payable in the event that an Executive is discharged or resigns following and for reasons relating to a change in control of Fulton Financial Corporation. Specifically, in the event of such a discharge or resignation, the Executive would be entitled to receive from Fulton Financial Corporation an annual benefit consisting of his then effective base salary, certain fringe benefits in lieu of coverage under employee benefit plans and a supplemental retirement benefit in lieu of his continuing participation in the Fulton Financial Corporation Employee Retirement Plan. Such benefits would be payable for a period of five years (or, in the cases of Messrs. Smith and Nugent, three years) beginning on the date of the Executive's discharge or resignation and continuing until he elects to terminate benefits in order to accept employment with another financial services institution, attains the age of 65 or dies, whichever first occurs.

          Officers of Fulton Financial Corporation, Fulton Bank, and Farmers Trust Bank as of April 1, 1992, who had been employed by the Corporation for at least five years as of that date, are eligible to participate in a survivors' benefit program. This program provides the employee's spouse, in the event of the employee's death prior to retirement, with an annual income equal to the lesser of $25,000 or 25 per cent of the employee's final annual salary. This benefit is paid from the date of death until the employee's 65th birthday with a minimum of ten annual payments. Messrs. Fulton, Sperry, and Smith participate in this program.

     Transactions with Directors and Executive Officers
     --------------------------------------------------

          Some of the directors and executive officers of Fulton Financial Corporation and the companies with which they are associated were customers of and had banking transactions with Fulton Financial Corporation bank subsidiaries during 1995. All loans and commitments to loan made to such persons and to the companies with which they are associated were made in the ordinary course of bank business, on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with other persons, and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that similar transactions will be entered into in the future.

          The law firm of Barley, Snyder, Senft & Cohen, Lancaster, Pennsylvania, has provided legal services to Fulton Financial Corporation and its subsidiaries for many years and is expected to continue to do so in the future. John O. Shirk, a member of the Board of Directors of Fulton Financial Corporation, is a partner in this law firm.

                  APPROVAL OF THE INCENTIVE STOCK OPTION PLAN
                  -------------------------------------------

     General Information
     -------------------

          On September 19, 1995, the Board of Directors of Fulton Financial Corporation unanimously approved and adopted an Incentive Stock Option Plan (the "Plan"). The purpose of the Plan is to align the interests of shareholders and key employees by encouraging and creating ownership of common stock of Fulton Financial Corporation and to provide meaningful long-term incentive opportunities for key employees. The Plan is intended to enable Fulton Financial Corporation to attract and retain qualified employees who contribute to its success.

     Summary of Plan
     ---------------

          A copy of the Plan is attached to this Proxy Statement as Exhibit A. The following is a summary of the more important terms of the Plan:

          The Plan is to be administered by a subcommittee of the Executive Committee of the Board of Directors of Fulton Financial Corporation (the "Committee"), comprised of all members of the Executive Committee who are not eligible to receive options under the Plan and who are deemed to be disinterested. Subject to the limitations set forth in the Plan, the Committee has complete discretion to determine the time or times, if any, when options will be granted under the Plan, the number of shares to be optioned, the eligible employees to whom options will be granted, the number of shares to be optioned to each eligible employee, whether an option will be a non-qualified stock option or an incentive stock option, and any other provisions relating to the granting of options.

          Under the Plan, the Committee has authority to grant options up to an aggregate of 1,500,000 shares of Fulton Financial Corporation common stock, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and other changes in the corporate structure of Fulton Financial Corporation. No participant may receive options during the life of the Plan covering or representing more than 400,000 shares. The committee will determine from time to time whether shares to be delivered upon exercise of an option will consist of authorized but unissued shares or shares held in treasury. Shares subject to an option which expires without being exercised shall continue to be available under the Plan.

          Options shall be granted under the Plan to persons who are determined by the Committee to be key employees of Fulton Financial Corporation or any affiliate. Under the Plan, a "key employee" is defined to mean an employee of Fulton Financial Corporation or any affiliate, including officers (whether or not they are directors), who, in the discretion of the Committee, are determined to have rendered services which tend to contribute materially to the success of the enterprise.

          The number of options available for grant in any calendar year shall be determined depending upon the performance of Fulton Financial Corporation measured in terms of total shareholder return relative to a peer group, determined at the sole discretion of the Committee, for the immediately preceding five year period. Under the Plan, "total shareholder return" is defined to mean the stock price appreciation of a share of Fulton Financial Corporation common stock plus reinvestment of dividends and the compounding effect of dividends paid on reinvested dividends, calculated on a cumulative basis over a five year period.

          In general, the option price per share for an option issued pursuant to the Plan shall not be less than the fair market value per share on the date the option is granted. During the time that Fulton Financial Corporation common stock is listed on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), the fair market value per share shall be the average of the highest and lowest trading prices of the stock on the date of grant. As of March 1, 1996, the high and low trading prices for Fulton Financial Corporation common stock were $22.25 and $21.50, respectively, and the closing sale price was $21.88 per share, as reported on NASDAQ. When an option is exercised, the option price may be paid in cash, by tendering other shares of Fulton Financial Corporation common stock having a fair market value as of the date of exercise equal to the total purchase price, by any combination of these methods of payment, or by any method established by the Committee.

          The Committee shall determine the date on which an option shall expire; provided, however, that options shall terminate not later than ten years after the date of grant.

          During the lifetime of a participant, an option granted pursuant to the Plan may be exercised only by the participant and only while the participant is employed by Fulton Financial Corporation or one of its affiliates. If a participant's employment is terminated by reason of death, disability or retirement, the Committee shall determine the period of time during which the participant or the participant's heirs or personal representatives may exercise the option, but such period of time shall not exceed the option's original expiration date.

          Options granted under the Plan may be either incentive stock options or non-qualified stock options. The federal income tax consequences to a participant and Fulton Financial Corporation will differ depending upon whether an option is an incentive stock option or a non-qualified stock option.

          A participant who is granted an incentive stock option will not recognize any taxable income, nor will Fulton Financial Corporation deduct any compensation expense, upon either the grant or the exercise of an option. An incentive stock option is subject to a holding period, defined in the Internal Revenue Code of 1986, as amended (the "Code"), as the later of two years from the date of the grant of the option or one year from the date the stock is transferred to the participant upon exercise of the option. If a participant disposes of stock acquired pursuant to an incentive stock option after expiration of the holding period, the participant must recognize as capital gains income the difference between the option price paid and the amount received upon disposition of the stock. If a participant disposes of the stock prior to the expiration of the holding period, the participant must recognize as compensation income the difference between the option price paid and the fair market value of the stock at the time of exercise. In the event of such a disqualifying disposition, Fulton Financial Corporation may deduct an amount equal to such difference as compensation expense.

          A participant who receives a non-qualified stock option generally must recognize compensation income upon exercise of the option in an amount equal to the difference between the option price paid and the fair market value of the stock received upon exercise. Such amount may be deducted from income by Fulton Financial Corporation. When the participant subsequently sells or disposes of the stock, the participant will recognize as capital gains income the difference between the fair market value of the stock at the time of exercise and the amount received upon disposition.

          The Board of Directors of Fulton Financial Corporation may terminate the Plan or amend it in any way; provided, however, that the Board may not, without the consent of the shareholders of Fulton Financial Corporation, make any amendment which increases the maximum number of shares as to which options may be granted under the Plan, changes the class of eligible employees, materially increases the benefits accruing to an employee under the Plan, or otherwise requires the approval of the shareholders to maintain certain exceptions under the Securities Exchange Act of 1934. Unless previously terminated by the Board of Directors, the Plan shall terminate on, and no options shall be granted after, the tenth anniversary of the effective date of the Plan. The Plan shall become effective on the date on which it was adopted by the Board of Directors, provided that the Plan is approved by the shareholders of Fulton Financial Corporation within one year thereafter.

     Recommendation of the Board of Directors
     ----------------------------------------

          The Board of Directors believes that the adoption of the Plan is in the best interests of Fulton Financial Corporation and its shareholders and recommends that the Plan be approved by the shareholders. Accordingly, the following resolution will be presented to the shareholders at the Annual
     Meeting:

          RESOLVED, that the Incentive Stock Option Plan set forth in Exhibit A to the Proxy Statement of Fulton Financial Corporation dated March 26, 1996, be and is hereby adopted by the shareholders of Fulton Financial Corporation; and

          RESOLVED FURTHER, that the officers and directors of Fulton Financial Corporation be and are hereby authorized and empowered to take all such actions as may be necessary or appropriate to implement the Incentive Stock Option Plan in accordance with its terms.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
               ------------------------------------------------

          For the year ended December 31, 1995 Fulton Financial Corporation engaged Arthur Andersen LLP, independent certified public accountants, to audit the Corporation's financial statements. The appointment of Arthur Andersen LLP for the current year will be reviewed in the second quarter of 1996. Representatives of Arthur Andersen LLP are expected to be present at the 1996 Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.

                            ADDITIONAL INFORMATION
                            ----------------------

          A COPY OF THE ANNUAL REPORT OF FULTON FINANCIAL CORPORATION ON
     FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST ADDRESSED TO WILLIAM R. COLMERY, SECRETARY, FULTON FINANCIAL CORPORATION, P.0. BOX 4887, LANCASTER, PENNSYLVANIA 17604.

                                 OTHER MATTERS
                                 -------------

          The Board of Directors of Fulton Financial Corporation knows of no matters other than those discussed in this Proxy Statement which will be presented at the 1996 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Fulton Financial Corporation.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                     RUFUS A. FULTON, JR.
                                           President and Chief Executive Officer

     Lancaster, Pennsylvania
     March 26, 1996

                                   EXHIBIT A

                          FULTON FINANCIAL CORPORATION
                        1996 INCENTIVE STOCK OPTION PLAN
                              LEGAL PLAN DOCUMENT


     SECTION 1. Purpose of the Plan. The purpose of the 1996 Incentive Stock Option Plan (the "Plan") of Fulton Financial Corporation and its affiliates is: (i) to align the interests of shareholders and key employees by encouraging and creating ownership of common stock of the Company; (ii) to enable the Company to attract and retain qualified employees who contribute to the Company's success by their ability and ingenuity; and (iii) to provide meaningful long-term incentive opportunities for key employees who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives.

     SECTION 2. Definitions. For purposes of the Plan, the following words or phrases shall have the meanings assigned to them below:

     2.01. "Affiliate" shall mean a parent or subsidiary corporation as defined in Section 425 of the Code (substituting "Company" for "employer corporation"), including a parent or subsidiary which becomes such after the adoption of the Plan.

     2.02.  "Board" shall mean the Board of Directors of the Company.

     2.03. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     2.04. "Committee" shall mean a subcommittee of the Executive Committee of the Board, comprised of all members of the Executive Committee who are not eligible to receive Options under the Plan and who are deemed to be disinterested.

     2.05.  "Company" shall mean Fulton Financial Corporation.

     2.06. "Date of Grant" in respect of any Option granted under the Plan shall mean the date on which that Option is granted by the Committee.

     2.07. "Date of Exercise" in respect of any Option granted under the Plan shall mean the date on which the Participant's written notice of exercise is received by the Secretary of the Company.

     2.08. "Disinterested" in respect of a director shall mean a director of the Company who is considered to be a "disinterested person" within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934 and an "outside director" under Section 162(m) of the Code.

     2.09. "Exercise" in respect of an Option shall mean the delivery by the Participant to the Secretary of the Company of a written notice of exercise in the form specified by the Committee, accompanied by payment in full for the Shares to be acquired pursuant to such exercise.

     2.10. "Incentive Stock Option" shall mean an Option issued pursuant to the Plan that meets the requirements of Section 422 of the Code, as set forth in Section 9 below.

     2.11. "Key Employees" shall mean those employees of the Company or any Affiliate, including officers (whether or not they are directors), who, in the discretion of the Committee, are determined to have rendered services which tend to contribute materially to the success of the Company or an Affiliate.

     2.12. "NASDAQ" shall mean the National Association of Securities Dealers, Inc. Automated Quotations System.

     2.13. "Non-Qualified Stock Option" shall mean an Option issued pursuant to the Plan that is not intended to be an Incentive Stock Option.

     2.14. "Option" means a right, granted to a Participant to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

     2.15. "Participant" shall mean an employee to whom an Option has been granted pursuant to the Plan.

     2.16. "Peer Group" shall mean those financial institutions selected by the Committee to be used to determine Options available for grant as described in Section 5.04 of the Plan.

     2.17.  "Plan" shall mean this 1996 Incentive Stock Option Plan.

     2.18.  "Shares" shall mean the $2.50 par value common stock of the Company.

     2.19. "Stock" shall also mean the $2.50 par value common stock of the Company.

     2.20. "Ten Percent Shareholder" shall mean a person who on the Date of Grant owns, either directly or within the meaning of the attribution rules in Section 425(d) of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any one of its subsidiaries, as defined respectively in Sections 425(e) and 425(f) of the Code.

     2.21. "Total Shareholder Return (TSR)" shall mean the stock price appreciation of a Share plus reinvestment of dividends and the compounding effect of dividends paid on reinvested dividends, calculated on a cumulative basis over a five-year period.

     SECTION 3.  Administration of the Plan.

     3.01. The Plan shall be administered by the Committee. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

     3.02. The Committee shall be vested with full authority to adopt, amend and rescind such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any person claiming under or through an Participant.

     3.03. No member of the Committee or of the Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Option granted under the Plan.

     SECTION 4. Stock Subject to the Plan. Subject to adjustment as provided in Section 10, the Committee shall have the authority to grant Options under the Plan up to an aggregate of 1,500,000 Shares. For purposes of qualifying for Section 162(m) of the Code, no Participant may receive Options during the life of the Plan covering or representing more than 400,000 Shares. As the Committee may determine from time to time, the Shares optioned may consist either in whole or in part of authorized but unissued Shares or Shares held in treasury. If an Option is surrendered or for any reason ceases to be exercisable in whole or in part, the Shares which were subject to such Option but as to which the Option had not been exercised shall continue to be available under the Plan.

     SECTION 5.  Eligibility and Grant of Options.

     5.01. Options shall be granted under the Plan only to persons who are Key Employees of the Company or of any Affiliate, as determined by the Committee.

     5.02. It shall be the responsibility of the Committee to determine: (i) the time or times, if any, when Options will be granted under the Plan;
     (ii) the number of Shares to be optioned; (iii) the eligible employees to whom Options will be granted; (iv) the number of Shares to be optioned to each eligible employee; (v) whether an Option will be a Non-Qualified Stock Option or an Incentive Stock Option; and (vi) any other provisions related to the granting of Options, subject to Section 13.

     5.03. An Incentive Stock Option shall not be granted to a Ten Percent Shareholder except on such terms concerning the Option price and conditions of exercise as described in Section 9 with respect to such person. An Incentive Stock Option shall not be granted to an individual who is not an employee of the Company.

     5.04. The number of Options available for grant in any calendar year shall be determined depending upon the performance of the Company measured in terms of Total Shareholder Return (TSR) relative to a Peer Group, determined at the sole discretion of the Committee, for the five-year period immediately preceding the option grant. The number of Options available for grant shall be made in accordance with the following schedule:

   Company's TSR Ranking among the        Percent of Total Outstanding Shares
Peer Group for Prior Five-Year Period  Available for Option Grants for Plan Year
-------------------------------------  -----------------------------------------
Top Quartile                                              0.50%

Second Quartile                                           0.42%

Third Quartile                                            0.35%

Fourth Quartile                               At the Discretion of the Committee

Individual grant levels may vary depending on the Key Employee's tier or salary grade, individual performance, tenure-related issues, competitive grant practices, and the size of the total Share pool and the number of participants.

5.05 Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become or are about to become Key Employees of the Company or one of its Affiliates as the result of a merger or consolidation of the employing corporation with the Company or one of its Affiliates, or the acquisition by the Company or one of its Affiliates of the assets of the employing corporation, or the acquisition by the Company or one of its Affiliates of stock of the employing corporation as the result of which it becomes an Affiliate. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform in whole or in part, to the provisions of the options in substitution for which they are granted.

SECTION 6.  Option Price.

6.01. Except as otherwise provided in Section 9, below, the Option price per Share to be acquired pursuant to the exercise of an Option shall not be less than the fair market value per Share on the Date of Grant, subject to adjustment as set forth in Section 10 below.

6.02. During such time as the Stock is not listed on an established stock exchange but is listed in the NASDAQ National Market System, the fair market value per Share shall be the average of the highest and lowest trading prices of the Stock on the Date of Grant or, if no trade of Stock occurred on that day, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

6.03. During such time as the Stock is not listed on an established stock exchange or in the NASDAQ National Market System, the fair market value per Share shall be the average of the closing dealer "bid" and "ask" prices for the Stock, as quoted by NASDAQ for the Date of Grant or, if no "bid" and "ask" prices are quoted for that day, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

     6.04. If the Stock is listed on an established stock exchange or exchanges, the fair market value shall be deemed to be the closing price of the Stock on such stock exchange or exchanges on the Date of Grant or, if no sale of the Stock has been made on any stock exchange on that day, the fair market value shall be determined in reference to such prices on the next preceding day on which such prices were quoted.

     6.05. In the event the Stock is not traded on an established stock exchange and no closing dealer "bid" and "ask" prices are available, then the fair market value of the Stock shall be as determined in good faith by the Committee.


     SECTION 7.  Terms and Conditions of Options.

     7.01. Each Option shall be evidenced by a written stock option agreement specifying the number of Shares that may be purchased pursuant to the Option, the Option price, the term of the Option, and such other terms, conditions and limitations established by the Committee as are consistent with the terms of the Plan. The stock option agreement shall identify the Option as a Non-Qualified Stock Option or an Incentive Stock Option.

     7.02. Each Option granted under the Plan shall expire on the date determined by the Committee and specified in the stock option agreement; provided, however, that, except as provided in Section 9 and in Section 7.04., below, each option shall terminate not later than the date which is ten years from the Date of Grant.

     7.03. The Committee in its discretion may impose further limitations on the exercise of Options granted under the Plan.

     7.04. An Option granted pursuant to the Plan may be exercised only while the Participant is employed by the Company or one of its Affiliates and if not fully exercised prior to termination of employment, will expire on the date of termination; provided, however, that in the event of a termination of employment by reason of death, disability or retirement, the Committee shall determine the period of time during which a Participant or the Participant's heirs or personal representatives may exercise Options for a period of time not to exceed the Option's original expiration date.

     7.05. During the lifetime of a Participant, an Option granted pursuant to the Plan shall be exercisable only by the Participant and shall not be assignable or transferable by him other than by will or the laws of descent and distribution.

     SECTION 8. Exercise of Options. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. Each Participant who elects to exercise an Option granted pursuant to this Plan shall give written notice to the Company of such election and of the number of Shares he has elected to purchase, in such form as the Committee shall have prescribed or approved. At the time of exercise of the Option, the price of the Shares purchased shall become immediately due and payable (i) in cash or by check,
     (ii) by tendering to the Company Shares of the Company having a fair market value as of the Date of Exercise (determined pursuant to Section 6, above) equal to the exercise price, (iii) by any combination of the methods of payment described in (i) and (ii), or (iv) by any method established by the Committee to facilitate Stock ownership.

     SECTION 9. Other Incentive Stock Option Requirements. The Committee is authorized to grant Incentive Stock Options to Participants subject to the terms and provisions of Section 422 of the Code, including, but not limited to, the requirements that: (i) no Incentive Stock Option shall be granted more than ten years after the effective date of the Plan; (ii) the exercise price per Share of any Incentive Stock Option shall not be less than 100 percent of fair market value of the Stock on the Date of Grant; and (iii) the exercise price per Share of any Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110 percent of the fair market value of the Stock on the Date of Grant. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code.

     SECTION 10. Changes in Capital Structure.

     10.01. In the event of any change in the Shares subject to the Plan or to any Option granted hereunder, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the corporate structure of the Company, the Committee shall appropriately adjust the number of Shares subject to the Plan and to each outstanding Option, and the price per Share thereof (but not the total price), so that upon exercise, the Participant shall receive the same number of Shares he would have received had he been the holder of all Shares subject to his outstanding Options immediately before the effective date of such change in the capital structure of the Company. Such adjustment shall not result in the issuance of fractional shares. Each such adjustment shall be made in such manner as not to constitute a "modification" of the Option as defined in Section 425 of the Code.

     10.02. If the Company is succeeded by another corporation in a merger or consolidation or if 50 percent or more of its Stock is acquired by another corporation, all Options granted under the Plan which are then outstanding shall be assumed by the successor corporation and each such Option shall be applicable to the stock of the successor corporation, with only such modifications as may be necessary to continue the status of an Incentive Stock Option as an option granted under an incentive stock option plan within the meaning of Section 422 of the Code.

     10.03. Any adjustment by the Committee pursuant to this Section 10 in the number of Shares subject to the Plan or to any outstanding Option, or to the price stated in any Option, shall be final, binding and conclusive. Notice of any adjustment shall be given by the Company to each Participant holding an Option which shall have been so adjusted.

     10.04. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

     SECTION 11.  Registration of Stock.

     11.01. No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance of Shares thereunder, unless such listing, registration, qualification, consent or approval may be effected or obtained free of any conditions not acceptable to the Board.

     11.02. If a registration statement under the Securities Act of 1933 with respect to the Shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, as a condition of the issuance of the Shares, the Committee may require the Participant exercising the Option to give the Committee a written statement, satisfactory in form and substance to the Committee, that he is acquiring the Stock for his own account for investment and not with a view to its distribution. The Company may place upon any share certificate issued upon exercise of such Option the following legend or such other legend as the Committee may prescribe to prevent disposition of the Shares in violation of the Securities Act of 1933 or any other applicable securities law:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and may not be sold, pledged, hypothecated or otherwise transferred or offered for sale in the absence of an effective registration statement covering such shares which has been filed under the Act or a written opinion of counsel for the Company that registration Is not required."

     SECTION 12. Tax Withholding. The Company will require that each Participant, as a condition of exercise of a Non-Qualified Stock Option, pay or reimburse any taxes the Company is required to withhold in connection with the grant or exercise of the Option.

     SECTION 13.  Amendment or Termination of the Plan.

     13.01. The Board may at any time amend, modify, suspend or terminate the Plan; provided that, except as provided in Section 10, above, the Board may not, without the consent of the shareholders of the Company, make any amendment or modification which:

         (i) increases the maximum number of Shares as to which Options may be granted under the Plan,
         (ii)   changes the class of eligible employees,
         (iii) increases materially the benefits accruing to an employee under the Plan, or
         (iv) otherwise requires the approval of the shareholders of the Company in order to maintain the exemption available under Rule 16b-3 (or any similar rule) under the Securities Exchange Act of 1934.

     13.02. Notwithstanding the provisions of Section 13.01 (i) above, the Board reserves the right to amend or modify the terms and provisions of the Plan and of any outstanding Options granted under the Plan to the extent necessary to qualify any or all Options granted under the Plan for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under Section 422 of the Code, the regulations promulgated thereunder, and any amendments or replacements thereof.

     13.03. Unless previously terminated by the Board, the Plan shall terminate on, and no Options shall be granted after, the tenth anniversary of the effective date of the Plan, as set forth in Section 15 below.

     13.04 No amendment, modification or termination of the Plan (whether by action of the Board or by expiration of the Plan term) shall in any manner affect any option theretofore granted under the Plan without the consent of the Participant or any person claiming under or through the Participant.


     SECTION 14.  General Provisions.

     14.01. No Participant or employee shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Participant and employees.

     14.02. No Option shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Option.

     14.03. Nothing contained in the Plan or any option agreement shall confer upon any employee any right to continue in the employ of the Company or any subsidiary or to interfere in any way with the right of the Company or any subsidiary to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting an Option.

     SECTION 15. Effective Date. The Plan shall become effective on the date on which it is adopted by the Board, provided that the Plan is approved by the shareholders of the Company within one year thereafter. The Board may issue options pursuant to the Plan prior to the approval of the Plan by the shareholders of the Company, provided that all such options are contingent upon shareholder approval of the Plan within said one-year period.

                                  [FRONT SIDE]



     P R O X Y           FULTON FINANCIAL CORPORATION             P R O X Y
                            LANCASTER, PENNSYLVANIA

          The undersigned hereby appoints Herbert H. Jaffae and Kenneth E. Shenenberger, or either one of them, as proxies, with full power of substitution, to represent and vote, as designated below, all of the Fulton Financial Corporation common stock: (i) held of record by the undersigned on March 14, 1996, and (ii) which the undersigned is otherwise entitled to vote at the Annual Meeting of shareholders to be held on Thursday, May 2, 1996, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, or any adjournment thereof.

     1. ELECTION OF DIRECTORS (check one block)   [_] FOR

          FOR A THREE YEAR TERM:  Patrick J. Freer, Robert D. Garner, J. Robert
                                  Hess, Carolyn R. Holleran, Arthur M. Peters,
                                  Jr., Stuart H. Raub, Jr., Mary Ann Russell

           For, except vote withheld from the following nominee(s):

           ------------------------------------------------
                                               [_] WITHHELD as to all nominees

     2.  APPROVAL OF THE INCENTIVE STOCK OPTION PLAN
                                             [_] FOR    [_]AGAINST   [_] ABSTAIN



               (Continued, and to be signed, on the other side)

                                  [BACK SIDE]


                        (Continued from the other side)


          This proxy is solicited by the Board of Directors and will be voted as directed. If no directions are given, this proxy will be voted FOR the election of the nominees listed, and FOR the proposal to approve the Incentive Stock Option Plan.

               This proxy also confers authority to vote on any other business that may be properly brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendation of the management of Fulton Financial Corporation.

                                      Dated:                              , 1996
                                            ------------------------------


                                ------------------------------------------------
                                                    Signature


                                ------------------------------------------------
                                                    Signature



                                      Please sign exactly as your name appears
                                      hereon. If stock is held in joint names,
                                      each joint owner should sign. If signing
                                      for a corporation or partnership or as
Please mark, sign, date and mail      attorney or fiduciary, indicate your full
this proxy promptly in the postage    title. If more than one fiduciary has
prepaid return envelope provided.     authority over the stock, all should sign.

                                      -2-